Exhibit 10.34


WARRANT ASSIGNMENT AGREEMENT


	AGREEMENT dated as of this 1st day of August, 2000, between Electronic Retailing Systems International, Inc., a Delaware corporation (the "Company"), and Paul S. Lavoie, residing at 117
Meadowview Drive, Trumbull, Connecticut 06611 (the "Executive").

	W I T N E S S E T H:

	WHEREAS, the Company holds a warrant certificate dated as of February 11, 2000 (the "NewCheck Warrant Certificate") evidencing contingent warrants (the "NewCheck Warrants") exercisable with respect to shares (the "NewCheck Warrant Shares") of common stock, $.0001 par value (the "NewCheck Common Stock"), of NewCheck Corporation d/b/a Productivity Solutions, Inc. ("NewCheck"), representing up to 15 percent of the NewCheck Common Stock (calculated as set forth in the NewCheck Warrant Certificate), together with related rights under an Amended and Restated Registration Rights Agreement dated as of February 11, 2000 (the "Registration Rights Agreement") extended by NewCheck; and

	WHEREAS, the Company has determined that it is in the best interests of the Company and its stockholders to assure that the Company shall have the continued dedication of the Executive and, accordingly, the Company desires to assign to the Executive NewCheck Warrants (the "Executive Warrants") exercisable with respect to the percentage of the NewCheck Common Stock hereinafter identified, together with the rights, benefits and privileges of the Company under the Registration Rights Agreement as they relate to the Executive Warrant Shares;

	NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereto hereby agree as follows:

	1.	Assignment of NewCheck Warrants. (a) In consideration
of $10.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the terms and conditions of this Agreement, the Company hereby assigns, transfers, and conveys to the Executive a portion of the NewCheck Warrants entitling the holder, in the event (within the period specified in the NewCheck Warrant Certificate) NewCheck's Equity Value (as defined therein) equals or exceeds the amount thereof set forth below, to purchase a number of fully-paid and non-assessable shares (the "Executive Warrant Shares") of NewCheck Common Stock (together with the rights, benefits and privileges of the Company under the Registration Rights Agreement as they relate to the Executive Warrants and the Executive Warrant Shares) so as to represent the percentage set forth below opposite such Equity Value of the sum of those shares identified under clauses (x) through (y), inclusive, under Section 1 of the NewCheck Warrant
Certificate:

		Equity Value				Percentage

		$150,000,000				   .10%
		 200,000,000				   .20
		 250,000,000				   .30

; such purchase in all respects to be subject to the additional terms and conditions contained in the NewCheck Warrant Certificate.
	(b)	As promptly as practicable subsequent to the date
hereof, the Company shall submit the NewCheck Warrant Certificate to NewCheck in exchange for a new warrant certificate evidencing the Executive Warrants, registered in the name of the Executive, and another warrant certificate, registered in the name of the Company, representing the remainder of the NewCheck Warrants; it being acknowledged and agreed that all rights of the Company set forth in the penultimate paragraph of Section 1 of the NewCheck Warrant Certificate, including, without limitation, those regarding selection of a Date of Determination and calculation of Equity Value, shall continue to reside in the Company notwithstanding any other provision in this Agreement. The parties hereby agree that in all matters of interpretation regarding issuance of the warrant certificate in the name of the Executive the determinations of the Company shall be conclusive.

	2.	Re-Assignment to the Company. (a) In the event the
Executive's employment as an employee of the Company, or any parent or subsidiary corporations (within the respective meanings of Section 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended, and referred to herein as "Parent" and "Subsidiary", respectively) is terminated prior to the time that the Executive Warrants have been exercised in full, the Executive shall forthwith assign to the Company all right, title and interest in and to the Executive Warrants not theretofore exercised; provided, however, that the Executive Warrants may continue to be exercised by the Executive solely in the following circumstances:

		(i)	 Except as otherwise provided in clause (iv)
immediately succeeding, if the Executive's employment is terminated by reason of disability or retirement under any retirement plan maintained by the Company or any Parent or Subsidiary, the Executive Warrants may be exercised by the Executive within 30 days after such termination, but only as to any Executive Warrants exercisable on the date the Executive's employment so terminates, and the Executive shall, at the end of such 30-day period, forthwith assign to the Company all right, title and interest in and to the Executive Warrants not theretofore exercised;

		(ii)	 In the event of the death of the Executive during
the 30-day period after termination of employment covered by
(i) above, the person or persons to whom his rights are transferred by will or the laws of descent and distribution shall have a period of one year from the date of his death to exercise any Executive Warrants which were exercisable by the Executive at the time of his death, and such transferee shall, at the end of such one-year period forthwith assign to the Company all right, title and interest in and to the Executive Warrants not theretofore exercised;

		(iii) In the event of the death of the Executive during the period of the Executive's employment, the person or persons to whom the Executive's rights are transferred by will or the laws of descent and distribution shall have a period of one year from the date of the Executive's death to exercise any Executive Warrants which were exercisable by the Executive at the time of his death, and such transferee shall, at the end of such one-year period forthwith assign to the Company all right title and interest in and to the Executive Warrants not theretofore exercised; or

		(iv)	 If the Executive's employment is terminated (a)
by action of his employer for reasons other than Cause (as hereinafter defined), or (b) by the Executive other than at such time as the Company shall have grounds to terminate the Executive's employment for Cause, the Executive Warrants
(including such Executive Warrants as may become subject to exercise during the period ending on the second anniversary of the termination of the Executive's employment) may be exercised by the Executive within two years after the termination of the Executive's employment, and the Executive shall, at the end of such two-year period, forthwith assign to the Company all right, title and interest in and to the Executive Warrants and not theretofore exercised.

Notwithstanding anything to the contrary herein, in no event may the Executive Warrants be exercised after the expiration thereof as set forth in the NewCheck Warrant Certificate.

	(b)	For purposes hereof:

		(i)	The term "Cause" shall mean:

			(A)  The failure of the Executive to perform
substantially the Executive's duties with the Company or any of its Affiliates (as hereinafter defined)
(other than any such failure resulting from incapacity due to physical or mental illness), which failure remains uncured for a period of 30 days after a written notice for substantial performance is delivered to the Executive by the Board of Directors of the Company which identifies the manner in which the Board of Directors believes that the Executive has not substantially performed the Executive's duties, or

			(B) Engaging by the Executive in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company; or

			(C) Conviction of a crime (other than misdemeanor traffic offenses) or commission of an act of moral turpitude; and

			(ii) The term "Affiliate" shall mean any Person controlling, controlled by or under common control with the subject referenced; and

			(iii) The term "Person" shall mean any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934).

	(c)	In furtherance of the provisions of this Section 2, the
Executive hereby executes and delivers to the Company a form of warrant assignment with respect to the assignment to the Company of all right, title and interest of the Executive in and to the Executive Warrants, and hereby authorizes the Company to complete and deliver such assignment in such manner as shall be appropriate to effectuate the purposes of this Section 2. The parties further agree that, as a condition to any exercise by any permitted transferee of any Executive Warrants, such transferee shall execute and deliver to the Company such instruments, in form and substance prescribed by the Company, in order to further the purposes and intent of this Section 2, accompanied by such transferee's agreement in writing that the Company shall be authorized to complete and deliver any such instruments in such manner as shall be appropriate to effectuate the purposes of this
Section 2.

	3.	Non-Transferability. The Executive Warrants are
personal to the Executive and during the Executive's lifetime may be exercised only by the Executive, except as otherwise agreed to by the Company. The Executive Warrants shall not be transferable by the Executive other than by will or the laws of descent and distribution.

	4.	No Commitment. Neither this Agreement nor the Executive
Warrants confer on the Executive any right to continue in the service of the Company or its Affiliates or interfere in any way with the right of the Company to determine the terms of the Executive's service.

	5.	Representations and Warranties. The Executive
represents, warrants, covenants, and agrees with the Company as follows:

	(a) The Executive Warrants are being received for the Executive's own account without the participation of any other person, with the intent of holding the Warrants and the Executive Warrant Shares for investment and without the intent of participating, directly or indirectly, in a distribution of such Executive Warrants or the Executive Warrant Shares and not with a view to, or for resale in connection with, any distribution of the Executive Warrants or Executive Warrant Shares or any portion thereof;




	(b) The Executive is not acquiring the Executive Warrants or the Executive Warrant Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, such securities, but rather upon an independent examination and judgment as to the prospects of NewCheck;

	(c) The Executive is familiar with the business and affairs of NewCheck, and realizes that the receipt of the Executive
Warrants and the Executive Warrant Shares is a speculative investment and that any possible profit therefrom is uncertain;

	(d) The Executive has had the opportunity to ask questions of and receive answers from NewCheck and any person acting on its behalf and to obtain all information available with respect to NewCheck and its affairs, and has received all information and data with respect to NewCheck that the Executive has requested and which the Executive has deemed relevant in connection with the Executive's receipt of the Executive Warrants and the Executive Warrant Shares;

	(e)	The Executive is able to bear the economic risk of the
investment, including the risk of a complete loss of the Executive's investment, and the Executive acknowledges that the Executive must continue to bear the economic risk of the investment in the Executive Warrants and the Executive Warrant
Shares for an indefinite period;

	(f) The Executive understands and agrees that the Executive Warrants and the Executive Warrant Shares are assigned to the Executive without registration under any state or federal law relating to the registration of securities for sale, and will be assigned in reliance on exemptions from registration under appropriate state and federal laws;

	(g) The Executive Warrants and the Executive Warrant Shares will not be offered for sale, sold or transferred by the Executive other than pursuant to:

		(1) an effective registration under applicable state securities laws or in a transaction which is otherwise in compliance with those laws;

		(2) an effective registration under the Securities Act of 1933 (the "1933 Act"), or a transaction otherwise in compliance with the 1933 Act; and

		(3) evidence satisfactory to NewCheck of compliance with the applicable securities laws.

	(h) NewCheck will be under no obligation to register the Executive Warrants or the Executive Warrant Shares or to comply with any exemption available for sale of the Executive Warrants and the Executive Warrant Shares by the Executive without registration, and NewCheck is under no obligation to act in any manner so as to make Rule 144 promulgated under the 1933 Act available with respect to sale of the Executive Warrants or the Executive Warrant Shares by the Executive, in each case except as set forth in the Registration Rights Agreement;

	(i) A legend indicating that the Executive Warrants and the Executive Warrant Shares have not been registered under the applicable securities laws and referring to any applicable restrictions on transferability and sale of the Executive Warrants and the Executive Warrant Shares may be placed on the certificate or certificates delivered to the Executive in evidence thereof and any transfer agent of NewCheck may be instructed to require compliance therewith; and

	(j)	The assignment of the Executive Warrants shall be
subject to such additional representations and agreements from the Executive to NewCheck and/or the Company so as to ensure that such assignment is in all respects in compliance with any applicable requirements of federal and state securities laws.

	6.	Registration Rights Agreement. The parties shall take
all such further action, and deliver all such additional notices and agreements, as shall be necessary or appropriate, as determined by the Company, to effectuate the transfer to the Executive of the Company's rights under the Registration Rights Agreement insofar as pertaining to the Executive Warrants and the Executive Warrant Shares, subject to the obligations of the Company thereunder.

	7.	Securityholders Agreement. The parties shall take all
such further action, and deliver all such additional notices and agreements, as shall be necessary or appropriate, as determined by and at the election of the Company, to join the Executive, as the transferee of the Company, as a party to the Amended and Restated Securityholders Agreement dated February 11, 2000 (the "Securityholders Agreement") of NewCheck, insofar as pertaining to the Executive Warrants and the Executive Warrant Shares, subject to the obligations of the Company thereunder.

	8.	Superseding Agreements. This Agreement and the terms
and conditions herein set forth are subject in all respects to the terms and conditions of the NewCheck Warrant Certificate, the Registration Rights Agreement and the Securityholders Agreement, which shall be controlling.

	9.	Notices. All notices and other communications hereunder
shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, address as follows:

		If to the Executive:

		117 Meadowview Drive
		Trumbull, Connecticut 06611

		If to the Company:

		488 Main Avenue
		Norwalk, Connecticut 06851
		Attention: Chief Executive Officer

		With a copy to:

		Krugman & Kailes LLP
		Park 80 West - Plaza Two
		Saddle Brook, New Jersey 07663
		Attention: Howard Kailes, Esq.

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the address.

	10.	Further Action; Power of Attorney. Each of the parties
hereto shall use such party's best efforts to take such actions as may be necessary or reasonably requested by the other parties hereto to carry out and consummate the transactions contemplated by this Agreement. The Executive hereby constitutes and appoints the Company, its successors and assigns, the true and lawful attorney or attorneys of the Executive, with full power of substitution, for it and in its name and stead or otherwise to perform and comply with the provisions of this Agreement, and generally to do any and all such acts and things in relation thereto as the Company, its successors or assigns, shall deem advisable. The Executive declares that the appointment hereby made and the power hereby granted are coupled with an interest and shall be irrevocable by the Executive.

	11.	Entire Agreement. This Agreement shall contain the
entire agreement of the parties with respect to the transactions contemplated hereby.

	 12.	Governing Law; Captions; Amendments. This Agreement
shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

	 13.	Severability. The invalidity or unenforceability of any
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

	 14.	No Waiver. The Executive's or the Company's failure to
insist upon strict compliance with any provision of this Agreement the failure to assert any right the Executive or the Company may have hereunder, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.


	15.	Counterparts. This Agreement may be executed in
counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

	IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from this Board of Directors, the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

						Executive:


                             s/Paul S. Lavoie
						-------------------------------
						Paul S. Lavoie


						ELECTRONIC RETAILING SYSTEMS
						   INTERNATIONAL, INC.



						By s/Michael Persky
                                ------------------------------